LORD ABBETT BLEND TRUST

Lord Abbett Small Cap Blend Fund

Supplement dated August 1, 2011 to the

Prospectus and Statement of Additional Information dated December 1, 2010

Effective August 1, 2011, the Lord Abbett Blend Trust will change its name to “Lord Abbett Equity Trust.” As of such date, all references to the term “Trust” or to “Lord Abbett Blend Trust” in the Prospectus and Statement of Additional Information shall mean and refer to “Lord Abbett Equity Trust.”

Please retain this document for your future reference.